Exhibit (j) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated April 19, 1999, in Post-Effective Amendment Number 37 to the Registration Statement (Form N-1A No. 2-66437) and the related Prospectus of Edward D. Jones & Co. Daily Passport Cash Trust dated June 22, 1999.

/s/  Ernst & Young LLP

Boston, Massachusetts
June 22, 1999